                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            THE TRANZONIC COMPANIES
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     XXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
               Not Applicable

     (2) Aggregate number of securities to which transaction applies:
               Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               Not Applicable

     (4) Proposed maximum aggregate value of transaction:
               Not Applicable

     (5) Total fee paid:
               Not Applicable

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
               Not Applicable

     (2) Form, Schedule or Registration Statement No.:
               Not Applicable

     (3) Filing Party:
               Not Applicable

     (4) Date Filed:
               Not Applicable

                            THE TRANZONIC COMPANIES
                            30195 CHAGRIN BOULEVARD
                            PEPPER PIKE, OHIO 44124

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Annual Meeting of Shareholders of The Tranzonic Companies will be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, on Monday, June 17, 1996, at 10:30 A.M., local time, for the purpose of considering and acting upon:

     1. The election of three Class II Directors;

     2. A proposal to convert the Class B Common Shares to Class A Common Shares and to amend the Amended Articles of Incorporation to (i) eliminate the Class B Common Shares, (ii) rename the Class A Common Shares as Common Shares, and (iii) provide that the number of authorized Common Shares shall be 12,000,000.

     3. The selection of independent auditors for the fiscal year ending February 28, 1997; and

     4. The transaction of any other business which properly may come before the meeting and any adjournments thereof.

     Holders of Class A Common Shares and Class B Common Shares of The Tranzonic Companies of record at the close of business on May 9, 1996 are entitled to vote at the Annual Meeting and any adjournments thereof.

                                            By order of the Board of Directors

                                                      JAMES H. BERICK
                                                         Secretary
Cleveland, Ohio
May 17, 1996

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY(IES) IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU HOLD CLASS A COMMON SHARES AND CLASS B COMMON SHARES, PLEASE RETURN BOTH PROXIES.

                                                                    May 17, 1996

                            THE TRANZONIC COMPANIES
                            30195 CHAGRIN BOULEVARD
                            PEPPER PIKE, OHIO 44124

                                PROXY STATEMENT

     The accompanying proxies are solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on June 17, 1996 and any adjournments thereof.

     Holders of Class A Common Shares and Class B Common Shares of record at the close of business on May 9, 1996 (the record date) will be entitled to vote at the Annual Meeting. At that date the Corporation had issued and outstanding [2,185,223] Class A Common Shares without par value and [1,306,765] Class B Common Shares without par value. Only Class B Common Shares are entitled to vote in the election of the Corporation's Class II Directors, as described below. Except as hereinafter described in respect of the election of Directors, (i) each Class A Common Share is entitled to one vote on all matters properly coming before the Annual Meeting, and each Class B Common Share is entitled to one-tenth (1/10th) of one vote on all matters properly coming before the Annual Meeting, (ii) Class A Common Shares and Class B Common Shares shall vote together as a single class on all matters properly coming before the Annual Meeting, and (iii) an aggregate of at least [1,745,995] Class A Common Shares and Class B Common Shares must be represented at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.

     This Proxy Statement and the accompanying form of proxy were first mailed to Shareholders on May 17, 1996.

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors currently consists of nine (9) persons, divided into three classes (Classes I, II and III) consisting of three Directors each.

Only Class A Common Shares are entitled to vote for Directors in Classes I and III and only Class B Common Shares are entitled to vote for Directors in Class II.

     At this Annual Meeting, Class II Directors are to be elected for a term expiring at the 1999 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board of Directors has designated the three (3) persons first named in the table below as nominees for Director for such term. Each of the nominees presently is a Director.

     Pursuant to the Articles of Incorporation of the Corporation, as amended, and in accordance with the procedures established by the American Stock Exchange, the holders of Class B Common Shares are entitled to vote separately as a class for the election of three Class II Directors. At least [659,043] Class B Common Shares of the Corporation must be represented at the meeting in person or by proxy in order to constitute a quorum for the election of such Directors. The holders of Class A Common Shares are not entitled to vote in the election of Class II Directors.

     Unless a holder of Class B Common Shares requests that voting of his or her proxy be withheld for the nominees for election as Class II Directors in accordance with the instructions set forth on such proxy, it presently is intended that Class B Common Shares represented by proxies solicited hereby will be voted for the election as Class II Directors of the nominees designated by the Board of Directors. All nominees have consented to being named in this Proxy Statement and to serve if elected. Should any nominee subsequently decline or be unable to accept such nomination or to serve as a Director, an event which the Board of Directors does not now expect, the persons voting the Class B Common Shares represented by proxies solicited hereby may either vote such shares for a substitute nominee for such class or for a reduced number of nominees, as they may deem advisable.

     In the event holders of Class B Common Shares shall have the right to cumulate their voting power for the election of Directors (see CUMULATIVE VOTING), the persons voting the Class B Common Shares represented by proxies solicited hereby shall have the right to cumulate such voting power as they possess and to distribute their votes among the three nominees designated for election by the holders of Class B Common Shares, as they see fit. Cumulative voting permits a holder of Class B Common Shares to give one nominee a number of votes equal to the number of Directors to be elected by the holders of Class B Common Shares multiplied by the number of Shares the Shareholder may vote, or a holder of Class B Common Shares may distribute votes on the same principle among two or three nominees.

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Corporation's records:

                                                              PRINCIPAL OCCUPATION                     FIRST
     NAME OF NOMINEE             AGE AS OF                   DURING PAST FIVE YEARS                   BECAME
       OR DIRECTOR              MAY 9, 1996               AND OTHER DIRECTORSHIPS HELD               DIRECTOR
- -------------------------    -----------------     -------------------------------------------    ---------------
NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS (CLASS II)
Joseph A. Campanella+++              53            Executive Vice President of Star Banc Cor-          1979
                                                   poration (bank holding company) since 1991.
                                                   Previously, President of Star Bank, N.A.,
                                                   Cleveland from 1988 until 1991.
Thomas S. Robertson+++               53            Sainsbury Professor of Marketing, London            1989
                                                   Business School since 1994. Prior thereto,
                                                   Chairperson of the Department of Market-
                                                   ing, The Wharton School, University of
                                                   Pennsylvania, from 1988 until 1994.
Steven W. Percy+++                   49            President of BP Oil Company and Executive           1994
                                                   Vice President of BP America Inc. since
                                                   1992. Previously, Chief Executive Officer
                                                   of BP Finance International (a division of
                                                   BP International Ltd.), and Group Treasurer
                                                   of The British Petroleum Company, p.l.c.,
                                                   from 1989 until 1992.
DIRECTORS CONTINUING IN OFFICE UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS (CLASS I)
James H. Berick+++                   63            Chairman of Berick, Pearlman & Mills Co.,           1970
                                                   L.P.A., Cleveland, Ohio (attorneys) and
                                                   Secretary of the Corporation. Also, Presi-
                                                   dent and Treasurer of Realty ReFund Trust
                                                   (real estate investment trust) and Presi-
                                                   dent and Treasurer of Mid-America ReaFund
                                                   Advisors, Inc. (its advisor) since January,
                                                   1990. Mr. Berick is a Director of MBNA
                                                   Corporation and A. Schulman, Inc. and a
                                                   Trustee of The Town and Country Trust and
                                                   Realty ReFund Trust.

                                                              PRINCIPAL OCCUPATION                     FIRST
     NAME OF NOMINEE             AGE AS OF                   DURING PAST FIVE YEARS                   BECAME
       OR DIRECTOR              MAY 9, 1996               AND OTHER DIRECTORSHIPS HELD               DIRECTOR
- -------------------------    -----------------     -------------------------------------------    ---------------
Robert S. Reitman*()                 62            Chief Executive Officer, Chairman of the            1960
                                                   Board of Directors and President of the
                                                   Corporation. Mr. Reitman is a Director of
                                                   Weirton Steel Corporation.
Sylvia K. Reitman                    58            Investor, Cleveland, Ohio.                          1989
DIRECTORS CONTINUING IN OFFICE UNTIL 1997 ANNUAL MEETING OF SHAREHOLDERS (CLASS III)
David J. Golden*()                   63            Senior Vice President of the Corporation.           1958
Morton L. Reitman*()                 59            Executive Vice President of the Corpora-            1973
                                                   tion.
James C. Spira                       53            Managing Partner, Diamond Technology                1991
                                                   Partners (management consultants), since
                                                   November 1995. Previously Group Vice
                                                   President of the Corporation, from 1991 un-
                                                   til 1995. Prior thereto, President and
                                                   Chief Executive Officer of Cleveland
                                                   Consulting Associates, Inc. (operations
                                                   management consultants).

- ---------------

+ Member of the Compensation Committee.

++ Member of the Audit Committee.

* Member of the Executive Committee.

() Member of the Pension Committee.

     The functions performed by the Audit Committee of the Board of Directors include: (i) recommending to the Board of Directors the appointment of a firm of independent auditors to examine the books and accounts of the Corporation and its subsidiaries; (ii) reviewing with the independent auditors the scope of their work; (iii) reviewing with the Corporation's management matters related to the examination and to the Corporation's accounting procedures; (iv) reviewing with the independent auditors compliance with the record keeping and internal control requirements of the Foreign Corrupt Practices Act of 1977; (v) reviewing with the independent auditors and approving each non-audit service performed or proposed to be performed by the independent auditors, as well as the relationship of audit to non-audit fees; and (vi) considering the effect of the various non-audit services upon the independence of the auditors. The Audit Committee held two meetings during the year ended February 29, 1996.

     The functions performed by the Compensation Committee of the Board of Directors include making recommendations to the Board of Directors concerning compensation policies, salaries and other forms of compensation for management and other employees of the Corporation and its subsidiaries. The Compensation Committee held two meetings during the year ended February 29, 1996.

     The Board of Directors does not have a Nominating Committee.

     The Board of Directors held four meetings during the year ended February 29, 1996. All incumbent Directors attended all of the meetings of the Directors and any committees thereof on which they served during the year.

CERTAIN RELATIONSHIPS; COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

     David J. Golden and Sylvia K. Reitman are brother and sister. Sylvia K. Reitman is the wife of Robert S. Reitman. Robert S. Reitman and Morton L. Reitman are brothers. Alayne L. Reitman, Vice President -- Finance and Treasurer of the Corporation, is the daughter of Robert S. Reitman and Sylvia K. Reitman.

     James H. Berick, Secretary and Director, is Chairman of the law firm Berick, Pearlman & Mills Co., L.P.A., which is retained by the Corporation as legal counsel.

COMPENSATION OF DIRECTORS

     Each Director who is not an employee of the Corporation receives an annual Director's fee of $12,000, plus $850 for attendance at each meeting of the Board or any Committee. In addition, if such a Director elects to have his compensation deferred and invested in Class B Common Shares pursuant to the Corporation's Deferred Compensation Plan for Non-Employee Directors, then each such Director receives, in Class B Common Shares, an additional amount equal to 25% of the amount so deferred and invested.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Corporation's compensation program is administered by the Compensation Committee, which consists exclusively of non-employee Directors. This compensation program is designed and administered to align the interests of the Corporation's executive officers and its other key employees with that of the Corporation's Shareholders, to link compensation to the performance of the Corporation as well as to individual contributions and to provide compensation at a level which is competitive in the marketplace so that the Corporation can continue to attract, motivate, and retain qualified management.

     The Corporation's compensation program for its executive officers (including the named executive officers) and certain other key employees consists of an annual salary, bonus (in some instances) and a long-term incentive represented by stock options and, in some instances, deferred compensation. The policies in respect of each of these elements, as well as the basis for determining the compensation of the Chairman of the Board and Chief Executive Officer, Mr. Robert S. Reitman (the "CEO"), are described below.

     The Compensation Committee establishes annual salaries to be competitive with the marketplace and to reflect the varying levels of responsibilities of the CEO and the other executive officers. Such salaries are based, in part, on information provided to the Corporation by independent compensation consultants.

     The services of independent compensation consultants also are used by the Corporation in respect of surveying compensation levels and trends in industry generally and in respect of structuring the bonus component of the compensation of the CEO and the other executive officers. For the Corporation's executive officers, annual bonuses are based upon an evaluation of their respective division's actual performance against its business plan. Assuming that performance levels are achieved, the bonus paid is a predetermined percentage of the division's pretax profits. In the event that predetermined standards are not achieved, bonuses are subject to reduction. In addition to earnings performance, the Compensation Committee evaluates other managerial achievements of the Corporation's executive officers as a component of bonus awards.

     The Compensation Committee determines the annual bonus of the CEO based upon the Corporation's sales, pretax income and return on investment (collectively, the "Corporation Components") as well as upon a subjective factor designed to reward individual performance independent of the Corporation Components. The CEO's bonus is determined in part based upon the Corporation's attaining certain threshold, target and maximum Corporation Component levels, which levels are established based upon a Board-approved business plan for the Corporation. The CEO's fiscal 1996 bonus was determined by weighting the Corporation Components as follows: 45% of his 1996 bonus was based upon the levels of Corporation Components achieved (each bearing equal weight) and 55% was determined subjectively based upon the CEO's overall contributions to the Corporation.

     Stock options are awarded to the Corporation's executive officers in accordance with plans approved by the Shareholders. During the fiscal year ended February 29, 1996, options were available for grant only under the Corporation's 1995 Incentive Stock Option Plan (The "1995 Plan"). Subject to certain limitations and based upon management input, the Compensation Committee determines the persons to whom options will be granted and the numbers of shares to be represented by such options. In general, the Compensation Committee has awarded options based upon the individual's position with the Corporation and potential contribution to corporate profitability. The 1995 Plan provides for the granting of incentive stock options for Class B Common Shares, the option price of which may not be less than 100% of the fair market value of such shares on the date of grant. However, in the case of an optionee who owns or is deemed to own shares of the Corporation representing more than 10% of the total voting power of all classes of the Corporation's shares at the time an option is granted (currently the CEO and two other executive officers), the option price may not be less than 110% of the fair market value of such shares on the date of grant. During the fiscal year ended February 29, 1996, stock options were granted under the 1995 Plan to the named executive officers in amounts indicated later in this Proxy Statement. It is the intention of the Compensation Committee that such grants constitute an additional tie between the Corporation's performance and executive compensation while further aligning the common long-term interests of the Corporation's executive officers and its Shareholders.

     Stock options also have been granted to certain executive officers pursuant to their employment agreements with the Corporation (one of which employment agreements now is terminated). Such options were designed to tie the interests of such executive officers, as new employees of the Corporation, to the interest of the Corporation's Shareholders and to retain those executive officers by linking the exercisability of their options to their continued employment with the Corporation.

     In addition, the Corporation has adopted for many of its employees various benefit plans in which the executive officers are permitted to participate, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans.
                                       The Compensation Committee:

                                       James H. Berick, Chairman
                                       Joseph A. Campanella
                                       Thomas S. Robertson
                                       Steven W. Percy

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid by the Corporation or its subsidiaries during the Corporation's last three fiscal years to the Corporation's Chief Executive Officer and each of the six most highly compensated executive officers (as measured by salary and bonus) whose aggregate salary and bonus during the fiscal year ended February 29, 1996, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG
                                                                                       TERM
                                                                                     COMPEN-
                                                    ANNUAL COMPENSATION               SATION
                                           -------------------------------------     --------
                                                                         OTHER
                                                                        ANNUAL        AWARDS      ALL OTHER
                                                                        COMPEN-      --------      COMPEN-
           NAME AND             FISCAL     SALARY(1)       BONUS       SATION(2)     OPTIONS       SATION
      PRINCIPAL POSITION         YEAR         ($)           ($)           ($)          (#)           ($)
- ------------------------------  -------    ---------     ---------     ---------     --------     ---------
Robert S. Reitman,               1996       424,208         89,987           --        2,500       137,156(3)
  Chief Executive Officer,       1995       407,819        192,531       23,618        2,500       133,312
  Chairman of the Board of       1994       388,419        100,000           --        9,500       114,090
  Directors and President
Morton L. Reitman,               1996       355,535             --       53,250        2,400        31,109(3)
  Executive Vice President       1995       298,893        122,800           --        2,400        26,115
                                 1994       276,677         55,000           --        2,600        24,645
Richard J. Sims,                 1996       217,062        169,305           --        2,400         4,011(3)
  Vice President                 1995       200,712        116,000(4)        --        2,000         3,967
                                 1994       185,654         70,480           --        2,000         5,051
James C. Spira,                  1996       181,042             --           --        2,400         3,724(3)
  Group Vice President(5)        1995       261,619             --           --        2,200         5,352
                                 1994       248,968             --           --        2,400         7,176
James L. Glenn,                  1996       159,538         11,130       25,000(6)     1,000         1,342(3)
  Vice President(6)              1995       152,550             --       23,888        1,000        66,718
                                 1994       144,700         20,000           --        1,000           842
Dennis H. Kelly,                 1996       123,600         79,936        4,250        1,000         3,618(3)
  Vice President                 1995       117,415         59,430           --        1,000         3,595
                                 1994       109,904         33,100           --        1,000         3,038

- ---------------

(1) Includes amounts deferred pursuant to the Corporation's Salary Savings and Profit Sharing Plan (the "Defined Contribution Plan"), a defined contribution plan under Section 401(k) of the Internal Revenue Code.

(2) Except as otherwise noted, includes the net value (market value less exercise price) realized in respect of Class A Common Shares and/or Class B Common Shares purchased from the Corporation pursuant to exercise of stock options.

(3) Includes (a) Corporation payments of premiums for long-term disability insurance: Messrs. Robert S. Reitman, Morton L. Reitman and Sims $743 each; Mr. Spira $510; Mr. Glenn $588; and Mr. Kelly $456, (b) Corporation contributions under the Defined Contribution Plan: Mr. Robert S. Reitman $2,949; Mr. Morton L. Reitman $2,897; Mr. Spira $2,294; Mr. Sims $3,267; Mr.
    Glenn $754; and Mr. Kelly $3,163, (c) Corporation payments of premiums for life insurance: Mr. Morton L. Reitman $5,700, (d) amounts accrued under deferred compensation agreements: Mr. Robert S. Reitman $132,084; and Mr. Morton L. Reitman $21,768, and (e) Corporation payments of parking fees: Mr. Robert S. Reitman $1,380 and Mr. Spira $920.

(4) The final calculation of Mr. Sim's fiscal 1995 bonus resulted in a higher bonus than that reported in the Corporation's Proxy Statement dated May 12, 1995, which was calculated based upon figures available at that time.

(5) Mr. Spira's employment with the Corporation as an executive officer terminated effective October 31, 1995. The 1996 compensation figures for Mr. Spira reflect the period from March 1, 1995 through October 31, 1995.

(6) Mr. Glenn's employment with the Corporation terminated at the end of March, 1996 in connection with the Corporation's sale of its housewares division. Mr. Glenn was paid $25,000 in respect of such termination.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options during fiscal year 1996 to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                             INDIVIDUAL GRANTS
                           ------------------------------------------------------    REALIZABLE VALUE AT
                                           % OF TOTAL                                  ASSUMED ANNUAL
                                             OPTIONS                                   RATES OF STOCK
                                           GRANTED TO       EXERCISE                 PRICE APPRECIATION
                            OPTIONS       EMPLOYEES IN      OR BASE       EXPIR-     FOR OPTION TERM(3)
                           GRANTED(1)        FISCAL          PRICE        ATION      -------------------
         NAME                 (#)            YEAR(2)         ($/SH)        DATE        5%          10%
- -----------------------    ----------     -------------     --------     --------    -------     -------
Robert S. Reitman             2,500            6.54%         $16.02       2/29/00    $11,075     $24,450
Morton L. Reitman             2,400            6.27%         $14.56       2/28/05    $21,984     $55,680
James C. Spira                2,400            6.27%         $14.56       2/28/05    $21,984     $55,680
Richard J. Sims               2,400            6.27%         $14.56       2/28/05    $21,984     $55,680
James L. Glenn                1,000            2.61%         $14.56       2/28/05    $ 9,160     $23,200
Dennis H. Kelly               1,000            2.61%         $14.56       2/28/05    $ 9,160     $23,200

- ---------------

(1) All options are for Class B Common Shares and were granted pursuant to the Corporation's 1995 Incentive Stock Option Plan. Such options become exercisable on March 1, 1998.

(2) Based upon an aggregate of 38,250 options granted to all employees in 1995.

(3) The potential realizable values illustrated at 5% and 10% compound annual appreciation assume that the price of the Corporation's Class B Common Shares increases from $14.56 per share to $25.80 and $37.76 per share, respectively, over the 10-year term of the options which were granted to all named executive officers other than Robert S. Reitman. If those named executive officers realize those values, the Corporation's Shareholders will realize aggregate appreciation in the price of the [1,318,085] Class B Common Shares of the Corporation outstanding of approximately $12,073,659 or $30,579,572, respectively, over the same period.

     The following table contains information concerning stock option exercises during fiscal year 1996 by the named executive officers and the value of their unexercised options at February 29, 1996.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                        YEAR AND FISCAL YEAR-END VALUES

                                                                 NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                   OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS
                                                                      YEAR-END (#)          AT FISCAL YEAR-END ($)
                                                                 ----------------------     ----------------------
                         SHARES ACQUIRED      VALUE REALIZED          EXERCISABLE/               EXERCISABLE/
        NAME             ON EXERCISE (#)           ($)               UNEXERCISABLE              UNEXERCISABLE
- ---------------------    ----------------    ----------------    ----------------------     ----------------------
Robert S. Reitman              None                None          Class B: 4,000/14,500      Class B: 0/0
Morton L. Reitman         Class A: 3,000     Class A: 36,000     Class A: 6,300/0           Class A: 31,225/0
                          Class B: 1,500     Class B: 17,250     Class B: 13,450/7,400      Class B: 19,363/0
James C. Spira                 None                None          Class B: 34,000/0          Class B: 0/0
Richard J. Sims                None                None          Class B: 12,000/26,000     Class B: 0/0
James L. Glenn                 None                None          Class B: 3,200/3,000       Class B: 0/0
Dennis H. Kelly           Class B: 2,000      Class B: 4,250     Class B: 5,200/3,000       Class B: 750/0

PERFORMANCE GRAPH

     The following graph compares total Shareholder returns in respect of the Corporation's Class A Common Shares ("TNZA") and Class B Common Shares ("TNZB") over the last five fiscal years to the American Stock Exchange Index ("AMEX") and the American Stock Exchange Consumer Goods Index ("AMEX Consumer Goods"). Total return values for AMEX, AMEX Consumer Goods, TNZA and TNZB were calculated based upon market weighting at the beginning of the period and include reinvestment of dividends. The Shareholder returns shown on the graph below are not necessarily indicative of future performance.

     The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this information by reference and otherwise shall not be deemed filed under such Acts.

      Measurement Period                                                           AMEX Con-
    (Fiscal Year Covered)            TNZA            TNZB            AMEX         sumer Goods
2/28/91                                    100             100             100             100
2/29/92                                    192             169             120             157
2/28/93                                    174             183             118             158
2/28/94                                    131             140             136             186
2/28/95                                    173             193             131             175
2/29/96                                    128             152             162             209

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     In 1990, the Corporation entered into employment agreements with Robert S. Reitman and Morton L. Reitman. Robert S. Reitman's employment agreement, which expires in June 1997, currently provides for an annual salary of $425,000, which salary may be reviewed periodically by the Compensation Committee to determine if the same should be increased. Robert S. Reitman's employment agreement also provides for payment to Mr. Reitman of an annual incentive based upon certain performance criteria, the maximum of which amount shall be not less than $160,000, and for certain disability benefits.

     Morton L. Reitman's employment agreement with the Corporation, which expires in June 1996, currently provides for an annual salary of $303,000, which salary may be reviewed periodically by the Compensation Committee to determine if the same should be increased, and for certain disability benefits. Morton L. Reitman also has a consultant agreement with the Corporation providing for payment to Mr. Reitman for consulting services in the amount of $72,000 per year, for a term of three years commencing upon the termination of his employment.

     In 1991, the Corporation entered into an employment agreement with James C. Spira. Mr. Spira's employment agreement, which terminated October 31, 1995, provided for an annual salary of $273,000. In addition, pursuant to Mr. Spira's employment agreement, the Corporation granted to Mr. Spira options to purchase 70,000 Class B Common Shares of the Corporation, the exercise price of which options is $14.50, the fair market value of such shares on the date of the grant. 34,000 of the options became exercisable prior to the termination of Mr. Spira's employment and Mr. Spira may exercise such options until February 29, 2000. Mr. Spira's remaining 36,000 unvested options expired on October 31, 1995.

     In March 1995, a wholly-owned subsidiary of the Corporation entered into an employment agreement with Mr. Dennis H. Kelly. Mr. Kelly's employment agreement, which expires in February 1998, currently provides for an annual salary of $124,000 plus incentives based upon performance.

     The Corporation also has deferred compensation agreements with certain key employees which provide for benefits for a term of 10 years following retirement, disability or death. These benefits vary according to the employee's corporate responsibility and the age of the employee at the date of such event. The ranges of annual benefits under the deferred compensation agreements for Messrs. Robert S. Reitman and Morton L. Reitman during the first five years of said term are $34,800 to $68,400 and $15,600 to $36,600, respectively. The amount of benefits payable to such executive officers during the second five years of the term is 75% of the benefit payable during the first five years.

     The benefits payable to Messrs. Robert S. Reitman and Morton L. Reitman under the deferred compensation agreements will be replaced with the benefits payable to them under the Corporation's 1992 Supplemental Benefit Plan (the "Supplemental Benefit Plan") upon the vesting of each such individual's rights in that plan. Vesting under the Supplemental Benefit Plan does not occur unless and until that individual has been a participant in the plan for 10 years or has attained age 65, whichever first occurs; provided, however, that a participant who becomes disabled or dies shall be vested after six years of employment by the Corporation. In addition, in the event that effective control of the Corporation changes from that management in control at the date of adoption of the Supplemental Benefit Plan, all participants immediately vest in the plan benefits. Under the Supplemental Benefit Plan, Messrs. Robert S. Reitman and Morton L. Reitman will receive $140,000 and $60,000, respectively, in annual benefits for a term of 15 years following their retirement, death or disability. In the event that either individual's rights under the Supplemental Benefit Plan fail to vest, then the benefits under the deferred compensation agreements remain payable to such non-vested individual.

                 BENEFICIAL OWNERSHIP OF CLASS A COMMON SHARES
                           AND CLASS B COMMON SHARES

     The following tables, together with the accompanying footnotes, describe the beneficial ownership of the Corporation's Class A Common Shares and Class B Common Shares as of May 9, 1996 (except as otherwise indicated) of (1) each person who was known to the Corporation to be the beneficial owner of more than five percent of the total Shares of either class issued and outstanding on such date, and (2) each current Director and nominee for election as Director, as well as all executive officers and Directors as a group. Except as otherwise indicated, the share figures shown below are based upon information supplied by the named individuals and group members described in the tables and the Corporation's records.

     As used in the tables, a person is deemed to be the beneficial owner of all shares in respect of which such person has or shares voting or investment power (regardless of whether such individual is entitled to receive any economic benefits derived from such shares). As used herein, "voting power" means the power to vote, or to direct the voting of, shares and "investment power" means the power to dispose of, or to direct the disposition of, shares. Also, included are shares which were not owned on May 9, 1996 but which can be acquired within 60 days after that date.

     As indicated specifically in the footnotes to the tables, certain Class A Common Shares and Class B Common Shares included for the named individuals in each table below are deemed to be beneficially owned by more than one of such named individuals and, as a result, have been so reported. Certain individuals listed in the tables have disclaimed beneficial ownership with respect to some of the Shares disclosed as beneficially owned under the definition set forth above.

               BENEFICIAL OWNERSHIP OF MORE THAN FIVE PERCENT OF
                CLASS A COMMON SHARES AND CLASS B COMMON SHARES

                                     AMOUNT AND NATURE OF BENEFICIAL
                                            OWNERSHIP BY CLASS
                                 ----------------------------------------
                                  CLASS A                       CLASS B
     NAME AND ADDRESS OF           COMMON       PERCENT OF       COMMON       PERCENT OF
      BENEFICIAL OWNER             SHARES         CLASS        SHARES(1)        CLASS
- -----------------------------    ----------     ----------     ----------     ----------
David J. Golden                     864,337            %         435,688             %
  30195 Chagrin Boulevard            (2)(3)                        (3)(4)
  Pepper Pike, Ohio 44124
Sylvia K. Reitman                   786,097            %         393,048             %
  30195 Chagrin Boulevard            (3)(5)                        (3)(5)
  Pepper Pike, Ohio 44124
Estate of Miriam G. Golden          383,662(6)         %         191,831 (6)         %
  David J. Golden and
  Sylvia K. Reitman,
  Co-executors
  30195 Chagrin Boulevard
  Pepper Pike, Ohio 44124
Dimensional Fund                    132,400(7)    [6.1]%          69,150 (7)     [5.3]%
  Advisors Inc.
  1299 Ocean Avenue,
  Suite 650
  Santa Monica,
  California 90401
Lazard Freres & Co.                 108,618(8)    [5.0]%          79,592 (8)     [6.1]%
  One Rockefeller Plaza
  New York, New York 10020

- ---------------

(1) Each Class A Common Share is convertible into one Class B Common Share. Class B Common Shares issuable upon such conversion are not included. Robert
    S. Reitman, having an address at 30195 Chagrin Boulevard, Pepper Pike, Ohio 44124, beneficially owns 77,554 Class A Common Shares and 50,247 Class B Common Shares, as described in the Table of Beneficial Ownership of Executive Officers, Directors and Nominees in this Proxy Statement. Upon conversion of Mr. Reitman's Class A Common Shares into Class B Common Shares, Mr. Reitman would beneficially own 127,801 Class B Common Shares, representing [9.1]% of such Class.

(2) Includes 7,700 Class A Common Shares held as trustee for the benefit of Mr. Golden's son.

(3) Includes 383,662 Class A Common Shares or 191,831 Class B Common Shares, as applicable, in respect of which David G. Golden and Sylvia K. Reitman share voting and dispositive power as co-executors of the estate of Miriam G. Golden; and 133,529 Class A Common Shares or 66,764 Class B Common Shares, as applicable, in respect of which David G. Golden and Sylvia K. Reitman, acting in concert, share the right to direct the voting and disposition pursuant to the terms of the Louis B. Golden Insurance Trust u/a/d October 20, 1980.

(4) Includes 3,500 Class B Common Shares which are not owned, but can be purchased within 60 days upon the exercise of options granted under the Corporation's 1989 Incentive Stock Option Plan (the "1989 Plan"). Also includes 3,850 Class B Common Shares held as trustee for the benefit of Mr. Golden's son.

(5) Does not include 77,554 Class A Common Shares or 50,247 Class B Common Shares, as applicable, owned by Robert S. Reitman, as to which shares Mrs. Reitman disclaims beneficial ownership.

(6) The estate of Miriam G. Golden is the record owner of the Shares shown; however, the co-executors each are deemed to own beneficially all of such Shares, as reported above.

(7) Information based solely upon Schedules 13G filed by such shareholder with the Securities and Exchange Commission in January, 1995. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 132,400 Class A Common Shares and 69,150 Class B Common Shares, as applicable, as of December 31, 1994, all of which Shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, in series of the DFA Investment Trust Company, a Delaware business trust, or in the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, as to all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all of such Shares.

(8) Information based solely upon Schedules 13G filed by such shareholder with the Securities and Exchange Commission in February, 1995, in respect of Class A Common Shares, and February 1996, in respect of Class B Common Shares.

       BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES

                              AMOUNT AND NATURE OF BENEFICIAL
                                    OWNERSHIP BY CLASS
                         -----------------------------------------
                          CLASS A                       CLASS B
    NAME OF DIRECTOR      COMMON       PERCENT OF        COMMON        PERCENT OF
       OR NOMINEE         SHARES         CLASS        SHARES(1)(2)      CLASS(1)
- ------------------------ ---------     ----------     ------------     ----------
James H. Berick                600         (3)              8,410          (3)
Joseph A. Campanella           500         (3)              6,310          (3)
David J. Golden            864,337(4)(5)      %           435,668(4)(5)        %
Robert S. Reitman           77,554(6)         %            50,247(6)           %
Morton L. Reitman           46,364(7)(8)      %            34,046(8)           %
Sylvia K. Reitman          786,097(4)(9)      %           393,048(4)(9)        %
Thomas S. Robertson              0           0%             6,110          (3)
James C. Spira               4,800         (3)             36,400              %
Steven W. Percy                  0           0%             2,955          (3)
Richard J. Sims              1,520         (3)             20,760          (3)
Dennis H. Kelly                  0           0%             9,200          (3)
Executive Officers,
  Directors and
  Nominees as a Group
  (14 persons)           1,276,931            %           758,034             %

- ---------------

(1) Includes the following number of Class B Common Shares which are not owned, but can be purchased within 60 days upon the exercise of options granted under the Corporation's 1981 Performance Share Option Plan (the "1981 Plan") and 1989 Plan (and in the case of Mr. Spira under his employment agreement which was terminated and Mr. Sims, under his existing employment agreement):
    Robert S. Reitman -- 13,500; Morton L. Reitman -- 16,050; David J. Golden -- 3,500; James C. Spira -- 34,000; Richard J. Sims -- 20,000; Dennis H. Kelly -- 6,200; and all executive officers and Directors as a group -- 102,050.

(2) Each Class A Common Share is convertible into one Class B Common Share. Class B Common Shares issuable upon such conversion are not included.

(3) Less than 1%.

(4) Includes 383,662 Class A Common Shares or 191,831 Class B Common Shares, as applicable, in respect of which David G. Golden and Sylvia K. Reitman share voting and dispositive power as co-executors of the estate of Miriam G. Golden; and 133,529 Class A Common Shares or 66,764 Class B Common Shares, as applicable, in respect of which David G. Golden and Sylvia K. Reitman, acting in concert, share the right to direct the voting and disposition pursuant to the terms of the Louis B. Golden Insurance Trust u/a/d October 20, 1980.

(5) Includes 7,700 Class A Common Shares and 3,850 Class B Common Shares, as applicable, held as trustee for the benefit of Mr. Golden's son.

(6) Does not include 268,906 Class A Common Shares or 134,453 Class B Common Shares, as applicable, owned by Mr. Reitman's wife or the Class A Common Shares and Class B Common Shares, as applicable, described in note (4), above, as to all of which shares Mr. Reitman disclaims beneficial ownership.

(7) Includes the 6,300 Class A Common Shares, which are not owned, but can be purchased within 60 days upon the exercise of options granted under the Corporation's 1981 Plan by Morton L. Reitman.

(8) Includes 1,820 Class A Common Shares or 910 Class B Common Shares, as applicable, held as custodian for the benefit of Mr. Reitman's adult child. Does not include 1,200 Class A Common Shares or 600 Class B Common Shares, as applicable, owned by Mr. Reitman's wife, as to which shares Mr. Reitman disclaims beneficial ownership.

(9) Does not include 77,554 Class A Common Shares or 50,247 Class B Common Shares, as applicable, owned by Mrs. Reitman's husband, as to all of which shares Mrs. Reitman disclaims beneficial ownership.

                 PROPOSAL: CONVERSION OF CLASS B COMMON SHARES
                 TO CLASS A COMMON SHARES, AND AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO ELIMINATE
               THE CLASS B COMMON SHARES, REDESIGNATE THE CLASS A COMMON SHARES AS "COMMON SHARES", AND PROVIDE THAT
           THE NUMBER OF AUTHORIZED COMMON SHARES SHALL BE 12,000,000

INTRODUCTION

     At its meeting held April 29, 1996, the Board of Directors of the Corporation approved, and determined to submit to the shareholders for their approval, (i) the conversion of Class B Common Shares to Class A Common Shares (the "Conversion") and (ii) an amendment (referred to in this Section of the proxy statement as the "Amendment") to Article Fourth of the Corporation's Amended Articles of Incorporation to (a) eliminate the Class B Common Shares,
(b) redesignate the Class A Common Shares as "Common Shares" (the "Common Shares"), and (c) provide that the number of authorized Common Shares shall be 12,000,000.

     Following shareholder approval of the Conversion and the Amendment and approval for listing of the additional Common Shares to be issued upon the Conversion on the American Stock Exchange, the Class B Common Shares outstanding on June 14, 1996 shall be converted on June 17, 1996 to Class A Common Shares. Upon the Conversion, each Class B Common Share outstanding will be converted to one Class A Common Share (the "Converted Shares") and all Class A Common Shares (including the Converted Shares) will be redesignated as "Common Shares". The affirmative vote of holders of a majority of the outstanding Class A Common Shares and Class B Common Shares of the Corporation entitled to vote at the meeting, voting as separate classes, is required to adopt this proposal.

     The foregoing items as well as other matters in respect of the Conversion and the Amendment are discussed in greater detail below.

PURPOSE

     The Class B Common Shares were authorized in 1988 primarily to enable the Corporation to raise capital for acquisitions, expansion or general corporate purposes through the issuance of Class B Common Shares or debt securities convertible into such shares. Since the authorization of the Class B Common Shares, there has existed no need to utilize such shares for capital raising purposes and the Board of Directors presently does not anticipate such a need in the future. Accordingly, the Board of Directors believes that it would be in the best interests of the Corporation to convert the outstanding Class B Common Shares into Class A Common Shares to simplify the Corporation's capital stock structure and potentially to increase the liquidity in the market for the holders of the Class A Common Shares and Class B Common Shares. After the Conversion of the Class B Common Shares and the redesignation of the Class A Common Shares, the Corporation's capital stock will consist only of two classes, Common Shares without par value and Serial Preferred Shares without par value. No Serial Preferred Shares are outstanding. The Amendment will effect the redesignation of the Class A Common Shares as "Common Shares" and provide that the number of authorized Common Shares shall be 12,000,000, the aggregate number of presently authorized Class A Common Shares and Class B Common Shares.

DESCRIPTION OF THE REDESIGNATED COMMON SHARES

     The express terms of the Common Shares shall be identical in all respects to the Class A Common Shares, other than in respect of the election of Directors and there will be no right to convert the Common Shares to shares of any other class, and are set forth in full in the Amendment, the text of which is attached hereto as Exhibit
A. The following summary is qualified in its entirety by reference to Exhibit A.

     1. Voting. Subsequent to the Conversion, each Common Share will entitle the holder to one vote on all matters submitted to a vote of shareholders, including the election of Directors in each of the three existing classes. Presently, each Class A Common Share entitles the holder to one vote and each Class B Common Share entitles the holder to one-tenth of one vote. The Class A Common Shares and the Class B Common Shares presently are voted together as a single class, except that only the holders of Class A Common Shares are entitled to vote for Directors in Classes I and III and only the holders of Class B Common Shares are entitled to vote for Directors in Class II (the Class subject to election at this Annual Meeting). Notwithstanding the Conversion, the Directors in Class II elected at this Annual Meeting by the holders of Class B Common Shares will serve their designated term and until their respective successors are duly elected and qualified.

     Under Ohio law, the vote of holders of at least a majority of the outstanding Common Shares will be required for any amendment to the Articles which would change the express terms of such shares in any manner substantially prejudicial to the holders thereof.

     2. Dividends. The Board of Directors intends to pay dividends on the Common Shares, following shareholder approval of the Conversion, from funds legally available therefor. The Board of Directors anticipates that the aggregate amount of such dividends to the holders of Common Shares will increase over the combined aggregate dividends paid in recent quarters to the holders of Class A Common Shares and Class B Common Shares. However, the Board of Directors anticipates that initially such dividend will be $.07 per quarter, which is less than the dividend currently paid to holders of Class B Common Shares. The Corporation has paid the following cash dividends in the first fiscal quarter of 1997 and in its last two fiscal years ended February 29 and 28, respectively:

            CLASS A     CLASS B     CLASS A     CLASS B     CLASS A     CLASS B
QUARTER      1997        1997        1996        1996        1995        1995
            -------     -------     -------     -------     -------     -------
   1         $.050       $.090       $.045       $.085       $.045       $.085
   2            --          --       $.050       $.090       $.045       $.085
   3            --          --       $.050       $.090       $.045       $.085
   4            --          --       $.050       $.090       $.045       $.085

No assurance can be given as to the payment of any dividends in the future or the amounts thereof.

                               THE TRANZONIC COMPANIES
  P
  R                          CLASS A COMMON SHARE PROXY
  O          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  X      The undersigned holder of Class A Common Shares hereby appoints
  Y JAMES H. BERICK AND ROBERT S. REITMAN as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Class A Common Shares of The Tranzonic Companies held of record by the undersigned on May 9, 1996, at the annual meeting of shareholders to be held on June 17, 1996, and at any adjournments thereof.

            Conversion of the Class B Common Shares to Class A Common      (change of address)
            Shares and Amendment of the Amended Articles of                ___________________________________
            Incorporation to (i) eliminate the Class B Common Shares,      ___________________________________
            (ii) rename the Class A Common Shares as Common Shares, and    ___________________________________
            (iii) provide that the number of authorized Common Shares      ___________________________________
            shall be 12,000,000.                                           (If you have written in the above
                                                                           space, please mark the
                                                                           corresponding box on the reverse
                                                                           side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
    APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES
    IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY.
                                                                SEE REVERSE
                                                                   SIDE

- --------------------------------------------------------------------------------
                                  DETACH CARD


        Dear Shareholder,

        Included in this year's proxy statement, is a proposal by the Corporation's Board of Directors to consolidate the Corporation's two classes of Common Shares. The recommendation has been made for the purpose of simplifying the Corporation's capital stock structure and potentially increasing the liquidity in the market for all Tranzonic shareholders.

        We urge you to read thoroughly the entire proxy statement, but call your particular attention to the information beginning on page 19 concerning the purpose of the consolidation proposal, its impact upon your dividends, and your rights should the proposal be approved contrary to your wishes.

        As always, we appreciate your interest in and support of the Corporation.

        Robert S. Reitman
        Chairman, President and Chief Executive Officer

/ X /       PLEASE MARK YOUR                                          SHARES IN YOUR NAME
            VOTES AS IN THIS
            EXAMPLE.

                    FOR       AGAINST     ABSTAIN                          FOR       AGAINST     ABSTAIN
1. To convert the  /    /     /    /      /    /  2. To ratify the se-   /    /     /    /      /    /    3. To vote upon such
   Class B Common                                    lection of KPMG                                          other business as
   Shares and                                        Peat Marwick LLP                                         may properly come
   Amend the Amended Articles of                     as independent                                           before the meeting.
   Incorporation (see reverse)                       auditors

                                                              Change  /    /                 THIS PROXY WHEN PROPERLY EXECUTED
                                                                of                           WILL BE VOTED IN THE MANNER DIRECTED
                                                              Address                        HEREIN BY THE UNDERSIGNED HOLDER OF
                                                                                             CLASS A COMMON SHARES. IF NO
                                                              Attend  /    /                 DIRECTION IS MADE, THIS PROXY
                                                              Meeting                        WILL BE VOTED FOR
                                                                                             PROPOSALS 1 AND 2.

     SIGNATURE(S)____________________________________________________   DATE_________

     SIGNATURE(S)____________________________________________________   DATE_________
     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
           When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


- -------------------------------------------------------------------------------
                                  DETACH CARD

                               THE TRANZONIC COMPANIES
  P                          CLASS B COMMON SHARE PROXY
  R          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  O      The undersigned holder of Class B Common Shares hereby appoints
  X      JAMES H. BERICK AND ROBERT S. REITMAN as Proxies, each with the
  Y full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Class B Common Shares of The Tranzonic Companies held of record by the undersigned on May 9, 1996, at the annual meeting of shareholders to be held on June 17, 1996, and at any adjournments thereof.

            1. Election of Directors.                                      (change of address)
               Joseph A. Campanella, Thomas S. Robertson                   _________________________________
               and Steven W. Percy                                         _________________________________
            2. Conversion of the Class B Common Shares to Class A          _________________________________
               Common Shares and Amendment of the Amended Articles of      _________________________________
               Incorporation to (i) eliminate the Class B Common           (If you have written in the above
               Shares, (ii) rename the Class A Common Shares as Common     space, please mark the
               Shares and (iii) provide that the number of authorized      corresponding box on the reverse
               Common Shares shall be 12,000,000.                          side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
    APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES
    IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY.
                                                                SEE REVERSE
                                                                   SIDE

- --------------------------------------------------------------------------------
                                  DETACH CARD


        Dear Shareholder,

        Included in this year's proxy statement, is a proposal by the Corporation's Board of Directors to consolidate the Corporation's two classes of Common Shares. The recommendation has been made for the purpose of simplifying the Corporation's capital stock structure and potentially increasing the liquidity in the market for all Tranzonic shareholders.

        We urge you to read thoroughly the entire proxy statement, but call your particular attention to the information beginning on page 19 concerning the purpose of the consolidation proposal, its impact upon your dividends, and your rights should the proposal be approved contrary to your wishes.

        As always, we appreciate your interest in and support of the Corporation.

        Robert S. Reitman
        Chairman, President and Chief Executive Officer

/X/  PLEASE MARK YOUR                                                  SHARES IN YOUR NAME
     VOTES AS IN THIS
     EXAMPLE.

    A. Election of       FOR     WITHHELD  B. To Convert        FOR       AGAINST     ABSTAIN C. To ratify the         / /  / /  / /
       Directors        / /      / /          the Class B       / /       / /         / /        selection of KPMG
       (see reverse)                          Common Shares                                      Peat Marwick LLP as
                                              and Amend the                                      independent auditors.
    For, except vote withheld from the        Amended Articles
    following nominee(s):                     of Incorporation                                   D. To vote upon
    _____________________________________      (see reverse)                                     such other
                                                                                                 business as
                                                                                                 may properly
                                                                                                 come before
                                                                                                 the meeting.

                                                                                              THIS PROXY WHEN PROPERLY EXECUTED
                                                                    Change                    WILL BE VOTED IN THE MANNER
                                                                     of      / /              DIRECTED HEREIN BY THE UNDERSIGNED
                                                                    Address                   HOLDER OF CLASS B COMMON SHARES.
                                                                                              IF NO DIRECTION IS MADE, THIS PROXY
                                                                    Attend   / /              WILL BE VOTED FOR PROPOSALS A,
                                                                    Meeting                   B AND C.


SIGNATURE(S)  _______________________________________________   DATE  __________

SIGNATURE(S)  _______________________________________________   DATE  __________
       NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                                  DETACH CARD